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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2005

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                333-125485             41-1955181
            --------                ----------             ----------
        (State or other            (Commission          (I.R.S. Employer
 jurisdiction of incorporation)    File Number)      Identification Number)


    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                           55437
---------------------------------------------------      ------------------
     (Address of principal executive office)                 (Zip Code)

                                 (952) 857-7000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.     OTHER EVENTS.

Filing of Computational Materials

In connection with the proposed offering of the Mortgage Asset-Backed Pass-Through Certificates, Series 2005-RZ3, Bear, Stearns & Co. Inc. (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Mortgage Products, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit
99.1 hereto are filed herewith.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (C). EXHIBITS.


    (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

         99.1    Computational Materials





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                                       By:    /s/ Heather Anderson
                                       Name:  Heather Anderson
                                       Title: Vice President


Dated: September 13, 2005

                                  EXHIBIT INDEX



Exhibit No.           Description of Exhibit

99.1                  Computational Materials